Offerings - Offering: 1	Nov. 18, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	10,514
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 10,514,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,451.99
Offering Note	Fee per Rule 457(r)